                                  Exhibit 99.3

 Series 1998-2 Monthly Certificateholders' Statement for the month of June 1988

                                                                   Series 1998-2


                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                      PROFFITT'S CREDIT CARD MASTER TRUST
                                 SERIES 1998-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-2 Supplement, dated as of May 21, 1998 (the "Supplement" and together with the Pooling and Servicing Agreement, the Agreement) each between Proffitt's Credit Corporation as Transferor, Proffitt's, Inc. as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1998-2 is set forth below:


Date of the Certificate                                     July 10, 1998
Monthly Period ending:                                      June 30, 1998
Determination Date                                          July 10, 1998
Distribution Date                                           July 15, 1998

------------------------------------------------------------------------------------------------------------------------------------

                                                             GENERAL
------------------------------------------------------------------------------------------------------------------------------------

  201  Amortization Period                                                                                   No              201
  202  Early Amortization Period                                                                             No              202
  203  Class A Investor Amount paid in full                                                                  No              203
  204  Class B Investor Amount paid in full                                                                  No              204
  205  Collateral Indebtedness Amount paid in full                                                           No              205
  206  Proffitt's Inc. is the Servicer                                                                      Yes              206

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                                                          INVESTOR AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

                                                                        as of the end of prior        as of the end of
                                                                            Monthly Period              the relevant
                                                                                                       Monthly Period
                                                                        ----------------------       ------------------
  207  Series 1998-2 Investor Amount                                    $       261,500,000    207(a)   $   261,500,000      207(b)
  208    Class A Investor Amount                                        $       200,000,000    208(a)   $   200,000,000      208(b)
  209    Class B Investor Amount                                        $        21,500,000    209(a)   $    21,500,000      209(b)
  210    Collateral Indebtedness Amount                                 $        24,000,000    210(a)   $    24,000,000      210(b)
  211    Class D Investor Amount                                        $        16,000,000    211(a)   $    16,000,000      211(b)

  212  Series 1998-2 Adjusted Investor Amount                           $       261,500,000    212(a)   $   261,500,000      212(b)
  213    Class A Adjusted Investor Amount                               $       200,000,000    213(a)   $   200,000,000      213(b)
  214     Principal Account Balance                                     $                 -    214(a)   $            -       214(b)
  215    Class B Adjusted Investor Amount                               $        21,500,000    215(a)   $    21,500,000      215(b)

  216    Class A Certificate Rate                                                                            6.00%           216
  217    Class B Certificate Rate                                                                            6.15%           217
  218    Collateral Indebtedness Interest                                                                 6.40625%           218
  219    Class D Certificate Rate                                                                         6.65625%           219
  220  Weighted average interest rate for Series 1998-2                                                      6.09%           220

                                                                        as of the end of prior        as of the end of
                                                                            Monthly Period              the relevant
                                                                                                       Monthly Period
                                                                        ----------------------       ------------------
  221  Series 1998-2 Investor Percentage with respect to Finance Charge         37.94%         221(a)       38.51%           221(b)
       Receivables
  222    Class A                                                                29.01%         222(a)       29.46%           222(b)

  223    Class B                                                                 3.12%         223(a)        3.17%           223(b)

  224    Collateral Indebtedness Amount                                          3.48%         224(a)        3.53%           224(b)

  225    Class D                                                                 2.32%         225(a)        2.36%           225(b)

  226  Series 1998-2 Investor Percentage with respect to Principal              37.94%         226(a)       38.51%           226(b)
       Receivables
  227    Class A                                                                29.01%         227(a)       29.46%           227(b)
  228    Class B                                                                 3.12%         228(a)        3.17%           228(b)
  229    Collateral Indebtedness Amount                                          3.48%         229(a)        3.53%           229(b)
  230    Class D                                                                 2.32%         230(a)        2.36%           230(b)

  231  Series 1998-2 Investor Percentage with respect to Allocable Amounts      37.94%         231(a)       38.51%           231(b)
  232    Class A                                                                29.01%         232(a)       29.46%           232(b)
  233    Class B                                                                 3.12%         233(a)        3.17%           233(b)
  234    Collateral Indebtedness Amount                                          3.48%         234(a)        3.53%           234(b)
  235    Class D                                                                 2.32%         235(a)        2.36%           235(b)

 -----------------------------------------------------------------------------------------------------------------------------------

                                               SERIES 1998-2 INVESTOR DISTRIBUTIONS
 -----------------------------------------------------------------------------------------------------------------------------------


  236  The sum of the daily allocations of collections of Principal Receivables for the                 $             -      236
       relevant Monthly Period

                                                                   Series 1998-2

  237    Class A distribution of collections of Principal Receivables per $1,000 of                     $             -      237
       original principal amount
  238    Class B distribution of collections of Principal Receivables per $1,000 of                     $             -      238
       original principal amount
  239    Collateral Indebtedness Amount distribution of collections of Principal
       Receivables per $1,000 of original principal amount                                              $             -      239
  240    Class D distribution of collections of Principal Receivables per $1,000 of                     $             -      240
       original principal amount
  241    Class A distribution attributable to interest per $1,000 of original principal                 $           5.00     241
       amount
  242    Class B distribution attributable to interest per $1,000 of original principal                 $           5.13     242
       amount
  243    Collateral Indebtedness Amount distribution attributable to interest per $1,000                $           5.34     243
       of original principal amount
  244    Class D distribution attributable to interest per $1,000 of original principal                 $             -      244
       amount
  245  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of                    $           1.67     245
       original principal amount

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                                              COLLECTIONS ALLOCATED TO SERIES 1998-2
------------------------------------------------------------------------------------------------------------------------------------


  246  Series allocation of collections of Principal Receivables                                        $     48,196,511     246
  247    Class A                                                                                        $     36,861,576     247
  248    Class B                                                                                        $      3,962,619     248
  249    Collateral Indebtedness Amount                                                                 $      4,423,389     249
  250    Class D                                                                                        $      2,948,926     250

  251  Series allocation of collections of Finance Charge Receivables                                   $      4,915,244     251
  252    Class A                                                                                        $      3,759,269     252
  253    Class B                                                                                        $        404,121     253
  254    Collateral Indebtedness Amount                                                                 $        451,112     254
  255    Class D                                                                                        $        300,742     255

       Available Funds
       ---------------
  256    Class A Available Funds                                                                        $      3,759,269     256
  257     The amount to be withdrawn from the Reserve Account to be included in
       Class A available funds                                                                          $             -      257
  258     Principal Investment Proceeds to be included in Class A Available Funds                       $             -      258
  259     The amount of investment earnings on amounts held in the Reserve
       Account to be included in Class A available funds                                                $             -      259
  260  Class B Available Funds                                                                          $        404,121     260
  261     The amount to be withdrawn from the Reserve Account to be included in
       Class B available funds                                                                          $             -      261
  262     Principal Investment Proceeds to be included in Class B Available Funds                       $             -      262
  263     The amount of investment earnings on amounts held in the Reserve
       Account to be included in Class B available funds                                                $             -      263

  264  Collateral Available Funds                                                                       $        451,112     264

  265  Class D Available Funds                                                                          $        300,742     265

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                                                    APPLICATION OF COLLECTIONS
------------------------------------------------------------------------------------------------------------------------------------


       Class A
       -------
  266  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional
       interest with respect to interest amounts that were due but not paid on a prior                  $      1,000,000     266
       Distribution date
  267  If Proffitt's Inc. is no longer the Servicer, an amount equal to Class A                         $             -      267
       Servicing fee for the related Distribution Date
  268  Class A Allocable Amount                                                                         $        539,782     268
  269  An amount to be included in the Excess Spread                                                    $      2,219,487     269

       Class B
       -------

  270  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due
       but not paid on a prior Distribution date                                                   $    110,188    270
  271  If Proffitt's Inc. is no longer the Servicer, an amount equal to Class B
       Servicing fee for the related Distribution Date                                             $         -     271

  272  An amount to be included in the Excess Spread                                               $   293,934     272

       Collateral
       ----------
  273  If Proffitt's Inc. is no longer the Servicer, an amount equal to
       Collateral Servicing fee for the related Distribution Date                                  $         -     273
  274  An amount to be included in the Excess Spread                                               $   451,112     274

       Class D
       -------
  275  If Proffitt's Inc. is no longer the Servicer, an amount equal to Class D
       Servicing fee for the related Distribution Date                                             $         -     275
  276  An amount to be included in the Excess Spread                                               $    300,742    276

  277  Available Excess Spread                                                                     $  3,265,275    277
  278  Available Shared Excess Finance Charge Collections                                          $          -    278
  279  Total Cash Flow available for 1998-2 waterfall                                              $  3,265,275    279

  280  Class A Required Amount is to be used to fund any deficiency in line266,
       line267 and line268                                                                         $          -    280
  281  The aggregate amount of Class A Investor Charge Offs which have not been                    $          -    281
       previously reimbursed
  282  Class B Required Amount to the extent attributable to line270, and line271                  $          -    282
  283  Class B Allocable Amount                                                                    $     58,027    283
  284  Any remaining portion of the Class B Required Amount                                        $          -    284
  285  An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to: (i) Class B Investor Charge Offs; (ii)Reallocated Principal
       Collections; (iii) reallocations of the of the Class B Investor Amount to the
       Class A Investor Amount                                                                     $          -    285
  286  Collateral Monthly Interest for the related Distribution Date plus Collateral
       Monthly Interest previously  due but not paid to the Collateral Indebtedness
       Holder plus Collateral Additional Interest                                                  $     128,125   286
  287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral
       Servicing Fee due for the relevant Monthly Period and not  paid above                       $     409,167   287
  288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
       Fee due but not distributed to the Servicer for prior Monthly Periods                       $          -    288
  289  Collateral Allocable Amount                                                                 $      64,774   289
  290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if
       any, due to: (i) CIA Charge Offs; (ii) Reallocated                                          $          -    290
       Principal Collections; (iii) reallocations of the CIA to the Class A or
       Class B Investor Amount
  291  The excess, if any, of the Required Cash Collateral Amount over the                         $          -    291
       Available Collateral Amount
  292  An amount equal to Class D Monthly Interest due but not paid to the
       Class D Certificateholders plus Class D Additional Interest                                 $      88,750   292
  293  Class D Servicing Fee due for the relevant Monthly Period and not paid above                $      26,667   293
  294  Class D Servicing Fee due but not distributed to the Servicer for prior Monthly             $          -    294
       Periods
  295  Class D Allocable Amount                                                                    $      43,183   295
  296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to:
      (i) Class D Investor Charge Offs; (ii) Reallocated                                           $          -    296
       Principal Collections; (iii) reallocations of the Class D Investor Amount to the Class A or Class B Investor Amount or CIA
  297  Aggregate amount of any other amounts due to the Collateral Indebtedness Holder             $          -    297
       pursuant to the Loan Agreement
  298  Excess, if any, of the Required Reserve Account Amount over the amount on                   $          -    298
       deposit in the Reserve Account
  299  Shared Excess Finance Charge Collections                                                    $   2,446,584   299

 -----------------------------------------------------------------------------------------------------------------------------------

                                                DETERMINATION OF MONTHLY PRINCIPAL
 -----------------------------------------------------------------------------------------------------------------------------------

  300  Class A Monthly Principal (the least of line#301, line#302 and line#208)                    $          -    300
  301  Available Principal Collections held in the Collection Account                              $  48,196,511   301
  302  Class A Accumulation Amount                                                                 $          -    302

  303  Class B Monthly Principal (the least of line#304, line#305 and line #209)                   $          -    303
       (distributable only after payout of Class A)
  304  Available Principal Collections held in the Collection Account less portion of              $  48,196,511   304
       such Collections applied to Class A Monthly Principal
  305  Class B Accumulation Amount                                                                 $          -    305

  306  Collateral Monthly Principal (prior to payout of Class B) (the least of line#307            $          -    306
       and line#308)
  307  Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A and Class B Monthly Principal                           $  48,196,511   307
  308  Enhancement Surplus                                                                         $          -    308

  309  Class D Monthly Principal                                                                   $          -    309
  310  Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A, Class B or collateral Monthly Principal                $  48,196,511   310

 ----------------------------------------------------------------------------------------------------------------------------------
                         AVAILABLE ENHANCEMENT AMOUNT
 ----------------------------------------------------------------------------------------------------------------------------------
  311  Available Enhancement Amount                                                                $  40,000,000   311
  312  Amount on Deposit in the Cash Collateral Account                                            $          -    312

------------------------------------------------------------------------------------------------------------------------------------

                       REALLOCATED PRINCIPAL COLLECTIONS
-----------------------------------------------------------------------------------------------------------------------------------
  313  Reallocated Principal Collections                                                           $          -    313
  314  Class D Principal Collections (to the extent needed to fund Required Amounts)               $          -    314
  315  Collateral Principal Collections (to the extent needed to fund Required Amounts)            $          -    315
  316  Class B Principal Collections (to the extent needed to fund Required Amounts)               $          -    316

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      INVESTOR DEFAULT AMOUNTS, ADJUSTMENT AMOUNTS, AND ALLOCABLE AMOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                      %                                Amount
                                                                ---------------                  --------------
  317  Series 1998-2 Default Amount                                 37.94%           317(a)        $    705,765    317(b)
  318  Class A Investor Default Amount                              29.01%           318(a)        $    539,782    318(b)
  319  Class B Investor Default Amount                               3.12%           319(a)        $     58,027    319(b)
  320  Collateral Default Amount                                     3.48%           320(a)        $     64,774    320(b)
  321  Class D Investor Default Amount                               2.32%           321(a)        $     43,183    321(b)

  322  Series 1998-2 Adjustment Amount                                                             $          -    322
  323  Class A Adjustment Amount                                                                   $          -    323
  324  Class B Adjustment Amount                                                                   $          -    324
  325  Collateral Adjustment Amount                                                                $          -    325
  326  Class D Adjustment Amount                                                                   $          -    326

  327  Series 1998-2 Allocable Amount                                                              $    705,765    327
  328  Class A Allocable Amount                                                                    $    539,782    328
  329  Class B Allocable Amount                                                                    $     58,027    329
  330  Collateral Allocable Amount                                                                 $     64,774    330
  331  Class D Allocable Amount                                                                    $     43,183    331

-----------------------------------------------------------------------------------------------------------------------------------
                               REQUIRED AMOUNTS
 ----------------------------------------------------------------------------------------------------------------------------------
  332  Class A Required Amount                                                                     $          -    332
  333  Class A Monthly Interest for current Distribution Date                                      $  1,000,000    333
  334  Class A Monthly Interest previously due but not paid                                        $          -    334
  335  Class A Additional Interest for prior Monthly Period or previously due but not              $          -    335
       paid
  336  Class A Allocable Amount for current Distribution Date                                      $          -    336
  337  Class A Servicing Fee (if Proffitt's is no longer the Servicer)                             $          -    337

  338  Class B Required Amount                                                                     $          -    338
  339  Class B Monthly Interest for current Distribution Date                                      $    110,188    339
  340  Class B Monthly Interest previously due but not paid                                        $          -    340
  341  Class B Additional Interest for prior Monthly Period or previously due but not              $          -    341
       paid
  342  Class B Servicing Fee (if Proffitt's is no longer the Servicer)                             $          -    342
  343  Excess of Class B Allocable Amount over funds available to make                             $          -    343

  344  Collateral Required Amount                                                                  $          -    344
  345  Collateral Monthly Interest for current Distribution Date                                   $     128,125   345
  346  Collateral Monthly Interest previously due but not paid                                     $          -    346
  347  Collateral Additional Interest for prior Monthly Period or previously due but               $          -    347
       not paid
  348  Collateral Servicing Fee (if Proffitt's is no longer the Servicer)                          $          -    348
  349  Excess of Collateral Allocable Amount over funds available to make payments                 $          -    349

 -----------------------------------------------------------------------------------------------------------------------------------

                         REDUCTION OF INVESTOR AMOUNTS
 -----------------------------------------------------------------------------------------------------------------------------------

       Class A
       -------
  350 Class A Investor Amount reduction                                                            $          -    350
  351  Class A Investor Charge Off                                                                 $          -    351
  352  Reductions of the Class A Investor Amount                                                   $          -    352
       Class B
       -------
  353  Class B Investor Amount reduction                                                           $          -    353
  354  Class B Investor Charge Off                                                                 $          -    354
  355  Reductions of the Class B Investor Amount                                                   $          -    355
  356  Reallocated Principal Collections applied to Class A                                        $          -    356
       Collateral
       ----------
  357  Collateral Indebtedness Amount reduction                                                    $          -    357
  358  Collateral Indebtedness Amount Charge Off                                                   $          -    358
  359  Reductions of the Collateral Indebtedness Amount                                            $          -    359
  360  Reallocated Principal Collections applied to Class B                                        $          -    360
       Class D
       -------
  361  Class D Investor Amount reduction                                                           $          -    361
  362  Class D Investor Charge Off                                                                 $          -    362
  363  Reductions of the Class D Investor Amount                                                   $          -    363
  364  Reallocated Principal Collections applied to Collateral Indebtedness Amount                 $          -    364

 ---------------------------------------------------------------------------------------------------------------------------------
                                 SERVICING FEE
 ---------------------------------------------------------------------------------------------------------------------------------
  365  Series 1998-2 Servicing Fee                                                                 $     435,833   365
  366  Class A Servicing Fee                                                                       $     333,333   366
  367  Class B Servicing Fee                                                                       $      35,833   367
  368  Collateral Servicing Fee                                                                    $      40,000   368
  369  Class D Servicing Fee                                                                       $      26,667   369

------------------------------------------------------------------------------------------------------------------------------------

                                RESERVE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------

  370  Required Reserve Account Amount (if applicable)                                                     N/A     370
  371  Reserve Account Reinvestment Rate (if applicable)                                                   N/A     371
  372  Reserve Account balance                                                                     $          -    372


  373  Accumulation Period Length                                                                      12 months   373


       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of July, 1998.

       Proffitt's, Inc.,
       as Servicer

       By James S Scully
          -------------------
       Name:  James S. Scully
       TITLE: VICE PRESIDENT AND TREASURER